SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 24, 2003

PACCAR Inc

(Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA98004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (425) 468-7400

ITEM 7.                          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                                                     (c)    Exhibits.

Exhibit Number	Description

99.1	Exhibits filed herewith are listed in the accompanying index to exhibits.

ITEM 9.                        REGULATION FD DISCLOSURE. (Information Provided Pursuant To Item 12)

The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition”, and is being presented under Item 9 in accordance with the Securities and Exchange Commission’s interim guidance regarding Form 8-K Item 12 filing requirements, as set forth in Release No. 33-8216. Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On July 24, 2003, PACCAR Inc (the “Registrant”) issued a press release announcing its financial results for the second quarter ended June 30, 2003 and announcing that it would hold a conference call with securities analysts to discuss second quarter 2003 earnings to be held that same day as more fully described in the press release attached as Exhibit 99.1 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc

Date	July 24, 2003	By:	/s/ R. E. Armstrong
R. E. Armstrong
Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued July 24, 2003.